

NRCG

# Q4 & Full Year 2018 Earnings Presentation

**March 18, 2019**

# Important Disclaimers

**This presentation contains financial information and forecasts with respect to NRC Group Holdings Corp. Our auditors did not audit, review, compile or perform any procedures with respect to the projections included herein, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results.**

**Forward Looking Statements**

**This presentation includes "forward-looking statements" within the meaning of the "safe harbour" provisions of the United States . Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as "expect," "anticipate," "intend," "believe," "estimate," "plan," "target," "strategy," "continue," "may," "will," "should," variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risks as identified in the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" sections of our Annual Report on Form 10-K ("Annual Report") filed with the Securities and Exchange Commission ("SEC") on March 18, 2019, and other risks as identified from time to time in our SEC reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that have not been completed as of the date of this presentation.**

**Non-GAAP Measures**

**This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Adjusted Net Income, Free Cash Flow and Free Cash Flow Conversion. These non-GAAP financial measures are not a measurement of our financial performance under GAAP and should not be considered as an alternative to GAAP net income or net cash. We present these non-GAAP financial measures because we believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses and for budgeting and planning purposes. These non-GAAP financial measures should not be considered in isolation or as an alternative to our financial measures determined in accordance with GAAP. Please see the financial statements of NRC Group Holdings Corp. included in our Annual Report Please also see our fourth quarter and fiscal 2018 press release filed as Exhibit 99.1 to our Current Report on form 8-K filed with the SEC on March 18, 2019 for additional discussion of certain non-GAAP financial measures. For the reconciliation of these non-GAAP financial measures, please see the tables starting on slide 33 of this presentation.**

# 2018 Summary

## Transformative Year for NRCG

- ✓ Ended 2018 on a strong note, capping a transformative year
- ✓ Exceeded both pro forma revenue and Adj. EBITDA guidance for 2018
- ✓ Combined legacy NRC and Sprint formed NRC Group in June while enhancing debt with a covenant light term loan
- ✓ Completed acquisitions of Clean Line, Progressive Environmental Services (SWS), and Quail Run Services
- ✓ Public company transition through the business combination with Hennessy Capital Acquisition Corp. III in October
- ✓ Construction on both the Pecos County and Reagan County, TX waste disposal facilities are progressing according to plan and are expected to commence operations in Q2 2019
- ✓ Expanded in Mexico with opening of second operating base solidifying NRCG's position as the dominant player in the market
- ✓ Rolled out National Emergency Response program with strong customer feedback

# Q4 & 2018 Financial Summary

**Q4**

- Revenue **increased 15%** to $107.3 million.
- Adjusted EBITDA[1] **increased 30%** to $31.4 million.
- Net loss was $45.8 million, or $(1.83) per share[3], compared to net income of $7.7 million.
- Adjusted net income[1], which is adjusted for one-time deal related costs, was $2.2 million, or $0.09 per share[3].

**2018**

- Revenue **increased 30%** to $360.2 million.
- Pro forma revenue[2], **increased to $388.7 million, exceeding our outlook** of $360-$380 million.
- Adjusted EBITDA[1] **increased 32%** to $91.1 million, exceeding our outlook of $85-$90 million.
- Net loss was $47.3 million, or $(1.89) per share[3], compared to net income of $5.7 million, or $0.26 per share in prior year.
- Adjusted net income[1], which is adjusted for one-time deal related costs, was $5.0 million, or $0.20 per share[3].

Notes: 1) Adjusted net income and adjusted EBITDA are non-GAAP financial measures. See appendix for a reconciliation of such non-GAAP financial measures to GAAP.
2) Pro forma revenue was calculated as if the acquisitions of each of SWS, Quail Run and Clean Line were consummated on January 1, 2018. Please see the tables attached to this release showing our calculation of 2018 pro forma revenue. 3) EPS based on diluted share count of approximately 21.9 million average shares in 2017 and approximately 25.0 million average shares in 2018; excluding dividend on Series A convertible preferred stock.

# FINANCIAL REVIEW


Karnes Waste Disposal Facility

# NRCG – Financial Performance Summary

## > Exceeded PF Revenue & Adj. EBITDA Guidance, positioned for growth in 2019

*($ in millions)*

### Q4 Revenue



15.3%
93.0
107.3
Q4 2017
Q4 2018

### Q4 Adj. EBITDA



29.6%
24.2
31.4
Q4 2017
Q4 2018

### 2018 Revenue



29.7%
PF1 2018
388.7
277.6
360.2
330-
360
2017
2018
Guidance

### 2018 Adj. EBITDA



32.4%
68.8
91.1
85-90
2017
2018
Guidance

### Performance Summary

- Transformative year for the company
- 2018 Pro Forma revenue of $389 million and Adj. EBITDA of $91 million exceeded 2018 guidance
- Acquisitions of Clean Line, SWS, and Quail Run all additive to revenue and Adj. EBITDA
- 2018 organic growth (excluding contributions from 2018 acquisitions) of 15%
- Strong growth in Sprint segment throughout 2018, including Q4
- Pecos and Reagan County permits received in 2018 and construction on track for Q2 2019 opening
- Lower Emergency Response activity in 2018 vs prior year partially offset by higher project management activity
- Focused on executing growth strategy with momentum into 2019

1) Pro forma revenue was calculated as if the acquisitions of each of SWS, Quail Run and Clean Line were consummated on January 1, 2018. Please see the tables attached to this release showing our calculation of 2018 pro forma revenue.

# Q4 & 2018 YOY Financial Overview

| *($ in millions, except per-share data)* | 2018 Q4 | 2017 Q4 | YOY Q4 Δ | 2018 | 2017 | YOY Δ |
|---|---|---|---|---|---|---|
| **Revenue** | **$107.3** | **$93.0** | ***15.3%*** | **$360.2** | **$277.6** | ***29.7%*** |
| Operating Expense | *(73.7)* | (62.6) | *17.8%* | *(242.2)* | (185.5) | *30.6%* |
| SG&A | *(13.7)* | (10.4) | *31.4%* | *(53.1)* | (39.4) | *34.8%* |
| Other | *(8.0)* | (8.5) | *(5.6%)* | *(34.0)* | (31.6) | *7.5%* |
| **Operating Income** (Excl. Acq. Expense) | **$11.8** | **$11.5** | ***2.9%*** | **$30.8** | **$21.1** | ***46.0%*** |
| **Net Income** (Excl. Acq. Expense) | **$2.2** | **$7.7** | ***($5.5)*** | **$5.0** | **$6.2** | ***($1.1)*** |
| *EPS Diluted[1] (Excl. Acq. Expense)* | *$0.09* | *$0.35* | *($0.26)* | *$0.20* | *$0.28* | *($0.08)* |
| **Acquisition Expenses** | **($48.0)** | **$0.0** | ***$47.9*** | **($52.3)** | **($0.5)** | ***$51.8*** |
| **Reported Net Income** | **($45.8)** | **$7.7** | ***($53.5)*** | **($47.3)** | **$5.7** | ***($52.9)*** |
| Reported *EPS Diluted[1]* | *($1.83)* | *$0.35* | *($2.18)* | *($1.89)* | *$0.26* | *($2.15)* |
| **Adjusted EBITDA[2]** | **$31.4** | **$24.2** | ***29.6%*** | **$91.1** | **$68.8** | ***32.4%*** |
| *Adjusted EBITDA Margin* | *29.3%* | *26.0%* | *320 bps* | *25.3%* | *24.8%* | *50 bps* |

1) EPS based on diluted share count of approximately 21.9 million average shares in 2017 and approximately 25.0 million average shares in 2018; excluding dividend on Series A convertible preferred stock.
2) See appendix for a reconciliation of non-GAAP measures.

NRCG

# Sprint Segment – Financial Performance

## > Strong contribution from Karnes waste disposal facility and Quail Run acquisition

*($ in millions)*



Q4 Revenue
49.6%
14.2
21.2
Q4 2017
Q4 2018



Q4 Operating Profit
60.8%
5.9
9.5
Q4 2017
Q4 2018



2018 Revenue
66.6%
45.1
75.2
2017
2018



2018 Operating Profit
103.8%
15.1
30.7
2017
2018

**Performance Summary**

- Q4 revenue increased 50% to $21.2 million while operating profits increased 61% to $9.5 million
- Full year 2018 revenue increased 67% to $75.2 million while operating profits increased 104% to $30.7 million
- Outperformance in both Karnes county waste disposal facility and environmental services
- Margin improvement resulting from a higher mix of waste disposal revenue
- Historical Adj. EBITDA margin for Sprint segment averages between 40%-50% depending on mix of environmental services and waste disposal activity

# Domestic ES Segment – Financial Performance

## > Strong revenue growth driven by SWS acquisition and 14% organic

*($ in millions)*

**Q4 Revenue**



29.0%
55.0
70.9
Q4 2017
Q4 2018

**Q4 Operating Profit**



(9.2%)
8.8
8.0
Q4 2017
Q4 2018

**2018 Revenue**



32.4%
171.0
226.4
2017
2018

**2018 Operating Profit**



3.2%
22.6
23.3
2017
2018

**Performance Summary**

- Q4 revenue increased 29% to $70.9 million while operating profits decreased 9% to $8.0 million
- Full year 2018 revenue increased 32% to $226.4 million while operating profits increased 3% to $23.3 million
- Revenue growth driven by 14% organic growth (primarily in NY, Southern California and Alaska) and SWS acquisition
- Q4 2018 operating profit margin reduction driven by high margin mix work performed in Q4 2017 that did not repeat in 2018
- National Emergency Response program rolled out in Q4 2018
- Historical Adj. EBITDA margin for Domestic ES segment averages between 13%-16%

NRCG

# Standby Segment – Financial Performance

## > Lower emergency response revenue, but core retainer revenue growth of 7%

*($ in millions)*

**Q4 Revenue**



Emergency Response Revenue
Retainer Revenue
19.7
13.6
6.1
(57.8%)
8.3
1.0
7.3
21.2%
Q4 2017
Q4 2018

**Q4 Operating Profit**



(53.0%)
7.4
3.5
Q4 2017
Q4 2018

**2018 Revenue**



Emergency Response Revenue
Retainer Revenue
43.8
18.1
25.7
(22.1%)
34.1
6.7
27.5
7.0%
2017
2018

**2018 Operating Profit**



(23.4%)
19.5
14.9
2017
2018

**Performance Summary**

- Q4 revenue decreased 58% to $8.3 million while operating profits decreased 53% to $3.5 million
- Full year 2018 revenue decreased 22% to $34.1 million while operating profits decreased 23% to $14.9 million
- Q4 and full year 2018 decrease in revenue and corresponding decrease in operating profit due to lower emergency response revenue vs second half of 2017 (Hurricane Harvey, Maria, Irma, Jose)
- Retainer based revenue remains solid with 7% growth in 2018
- Mexico organic expansion to ramp in 2019
- Historical Adj. EBITDA margin for Standby segment averages between 42%-46% (depending on spill activity)

# International Segment – Financial Performance

## > Expansion of Clean Line capabilities throughout UK adding to growth

*($ in millions)*

**Q4 Revenue**


64.2%
4.2
6.8
Q4 2017
Q4 2018

**Q4 Operating Profit**


68.5%
0.7
1.1
Q4 2017
Q4 2018

**2018 Revenue**


38.0%
17.7
24.4
2017
2018

**2018 Operating Profit**


52.3%
2.8
4.3
2017
2018

**Performance Summary**

- Q4 revenue increased 64% to $6.8 million while operating profits increased 69% to $1.1 million
- Full year 2018 revenue increased 38% to $24.4 million while operating profits increased 52% to $4.3 million
- Revenue and Operating Profit increased over prior year driven by contributions from Clean Line and modest growth across International segment
- Acquisition of Clean Line provided enhanced land-based capability throughout the UK
- Modest increase in activity in North Sea
- Historical Adj. EBITDA margin for International segment averages between 22%-24%

# 2019 Outlook

## > Reiterating Revenue and Adj. EBITDA outlook and updating Capex and free cash flow conversion[1]

- ✓ Revenue expected to be between $420 million to $460 million, an increase of 8% to 18% compared to pro forma revenue of $388.7 million in 2018
- ✓ Adjusted EBITDA[1] is still expected to be between $105 million to $115 million, an increase of 15% to 26% compared to $91.1 million in 2018
- ✓ Capital expenditures are now expected to be approximately $55 million to $60 million
  - One-time waste investment capital expenditures are expected to be approximately 55% of spend
- ✓ Free cash flow conversion[2] is now expected to be approximately 70% to 80%

1) The Company is not able to provide a full reconciliation of prospective guidance without unreasonable efforts of these non-GAAP financial measures to their most directly comparable GAAP financial measure due to the unknown effect, timing and potential significance of external and internal business activities that the Company believes are material to the comparable GAAP financial measure
2) Free Cash Flow Conversion is defined as Adjusted EBITDA less total capex (excluding one-time waste investments) divided by Adjusted EBITDA.

# Summary Financial Performance – 2019 Outlook

**Continued Execution of Growth and Profitability**

**Revenue by Segment** ***($ in millions)***



$500
$400
$300
$200
$100
$0
$356
$320
$349
$389
$420-460
13% Grth (3)
PF 2015
PF 2016
PF 2017
PF 2018
2019E
U.S. Standby
Domesitc ES
Sprint (incl. QR)
International

**Capital Expenditures** ***($ in millions)***



$60
$50
$40
$30
$20
$10
$0
6%
4%
2%
0%
2%
$21
2%
$14
4%
$18
4%
$25
$58
5%
PF 2015
PF 2016
PF 2017
2018
2019E
Maintenance
Growth
One-Time Waste Investment
Maintenance as % of Revenue

**Adjusted EBITDA by Segment(1)** ***($ in millions)***



$120
$100
$80
$60
$40
$20
$0
$49
$41
$69
$91
$105-115
21% Grth (3)
PF 2015
PF 2016
PF 2017
PF 2018
2019E
U.S. Standby
Domestic ES
Sprint (incl. QR)
International

**Free Cash Flow Conversion(2)**



100%
80%
60%
40%
20%
0%
71%
76%
75%
81%
70%-80%
PF 2015
PF 2016
PF 2017
2018
2019E

Note: 2015 excludes $37 million of revenue and $9 million of adjusted EBITDA related to a large response event.
NRC presented on a pro forma basis for intra-period acquisitions; pro forma for Quail Run Services LLC starting in 2018

(1) Total adjusted EBITDA includes corporate overhead expenses of ($5) million in 2015, ($5) million in 2016, ($7) million in 2017, ($9) million in 2018 and ($12) million in 2019E, which has not been allocated to the individual segments. Adj. EBITDA is a non-GAAP measure and is consistent with the Company's Senior Credit Agreement.
(2) Free Cash Flow Conversion is defined as Adjusted EBITDA less total capex (excluding one-time waste investments) divided by Adjusted EBITDA.
(3) 2018 vs. 2019E growth calculated from midpoint of 2019 provide guidance.

NRCG

# NRCG Adjusted EBITDA Bridge – 2019 Plan

**Adjusted EBITDA[(1)] Bridge** ***($ in millions)***



$91
$1-2
$3-4
$15-17
$1
($3-4)
$105-$115
2018
U.S. Standby
Domestic ES
Sprint
International
Corporate
2019E

**Management Commentary**

- **U.S. Standby** – steady growth in core domestic retainer business, incremental growth in Mexico. No large scale Emergency Response events assumed (which would represent incremental opportunity)
- **Domestic ES** – growth generally linked to overall GDP and industrial production growth. Some contributions assumed from National ER program and the acquisition under LOI in second half of 2019
- **Sprint** – Growth primarily driven by Q2 2019 opening of two new waste disposal facilities (Reagan & Coyanosa)
- **International** – growth driven primarily by land-based ES services and expansion of drainage business
- **Corporate (non-operating)** – increased cost primarily related to new public company costs

(1) Adj. EBITDA is a non-GAAP measure consistent to the company's Senior Credit Facilities. 2018 Pro Forma Adj. EBITDA includes full year benefit of all acquisitions (Clean Line, SWS, and Quail Run) as if acquisition commenced on Jan 1, 2018.

# NRCG – Free Cash Flow & Capital Expenditures

**NRCG Capital Expenditures** ***($ in millions)***



$60
$50
$40
$30
$20
$10
$0
$58
$33
(Reagan,
Coyanosa,
WWT)
$25
~12
(Andrews)
5-5% Revenue
$25
$7
$18
2018A
2019E
2020E
Growth & Maintenance Capex
One Time Waste Disposal Capex

| *($ in millions)* | 2018A | 2019E | 2020E |
|---|---|---|---|
| Maintenance Capex | $13 | $20 | |
| Growth Capex | 5 | 5 | |
| **Subtotal Capex** | **$18** | **$25** | |
| *As a % of Revenue* | *5%* | *6%* | *5-6%* |
| One-Time Waste Disposal | 7 | 33 | ~12 |
| **Total Capex** | **$25** | **$58** | |
| *As a % of Revenue* | *7%* | *13%* | |
| Revenue | $360 | $440[1] | |
| Adjusted EBITDA[2] | 91 | 110[1] | |
| **Free Cash Flow**[3] | **73** | **85** | |
| *Free Cash Flow Conversion*[4] | *81%* | *77%* | |

1) Midpoint of 2019 guidance used
2) Adjusted EBITDA is a Non-GAAP measure defined consistent with NRCG's Credit Agreement. See page 33 for GAAP net income to EBITDA
3) Defined as Adjusted EBITDA less Capex (excluding one time waste disposal construction capex)
4) Free Cash Flow Conversion is defined as Adjusted EBITDA less total capex (excluding one-time waste investments) divided by Adjusted EBITDA.
5) 2019 estimate includes $1m of one time Waste Water Treatment Facility expansion Capex

# NRCG 2019 Strategic Focus - Priorities

- ✓ Build new waste disposal facilities including both landfill and wastewater facilities (on track for Q2 launch in Permian Basin)
- ✓ Continue to execute growth strategy in core markets
- ✓ Execute Mexico growth strategy for the Standby segment
- ✓ Roll-out and grow National Emergency Response program
- ✓ Improve operational efficiencies and excellence as a combined NRCG

# Key Takeaways

- ✓ Exceeded our pro forma revenue and Adj. EBITDA guidance in 2018
- ✓ 2018 was a transformative year for the business and we are uniquely positioned to drive long-term profitable growth
- ✓ Generated strong momentum in the business and are solidly on track for our 2019 objectives
- ✓ Coyanosa County and Regan County waste disposal facilities are expected to be operational in Q2 2019





# APPENDIX


Emergency Response – Oil Spill

# NRCG Core Services

- ✓ **Offering three core services across four reporting Segments**
- ✓ **Unique and diversified portfolio of assets across environmental, compliance and waste management services**

**Services Offered**

## Standby Services



***High-margin, retainer-based business provides opportunity for incremental marine spill response revenue***

## Environmental Services



***High-frequency, non-discretionary, small-ticket suite of recurring services across broad base of customers and industries***

## Waste Disposal Services



***Uniquely-positioned assets that provide broad waste disposal capabilities serving the Texas energy market (Eagle Ford & Permian)***

**Reported Segment**

### Standby

- **9% of 2019 Est Revenue**
- **16% of 2019 Est Adj EBITDA**
- **Adj EBITDA Margin of 42% - 46% depending on mix**
- *Averages 80% revenue from retainer based contracts and 20% emergency response*

### International

- **7% of 2019 Est Revenue**
- **6% of 2019 Est Adj EBITDA**
- **Adj EBITDA Margin of 22% - 24% on average**
- *Mixture of international Standby, Environmental & Drainage based services (UK primary market)*

### Domestic ES

- **57% of 2019 Est Revenue**
- **36% of 2019 Est Adj EBITDA**
- **Adj EBITDA Margin of 13%-16% on average**
- *Over 20,000 smaller ticket recurring projects annually tied to GDP & Industrial Production*

### Sprint

- **27% of 2019 Est Revenue**
- **50% of 2019 Est Adj EBITDA**
- **Adj EBITDA Margin of 65% in waste disposal and 25%-28% for energy related services on average *(approx 48% blended margin for Sprint Segment)***

Note: 2019 Adjusted Ebitda % excluded Corporate Non-Operating cost of approx. $11- $12M (operating segment % add to over 100%

# Diverse End Market Exposure

## > Highly Diversified Revenue Across End Markets, Servicing 5,000+ Customers

**2018 Revenue by End Market[(1)]**


36%
24%
13%
11%
7%
6%
2%
0%
Industrial
Oil & Gas
Other
Utility / Municipal
Transportation
Oil & Gas (Regulatory)
Government
Pharma

- Substantial portion of revenue (67% in 2018) is comprised of customers that require high-volume, low-ticket projects across industrial, transportation, utility, and government end markets
- OPA-90 customers, which represent 12% of 2018 revenue, are required by law to procure compliance coverage every year
- Waste disposal services provided to oil & gas customers are highly-regulated and considered non-discretionary (i.e., operators must terminate waste at permitted facilities within a defined framework)

**Key Clients by End Market**

| Industrial | Utility | Downstream | Midstream | Upstream | Transportation | Other |
|---|---|---|---|---|---|---|
| AECOM, Alcoa | Duke Energy, FPL | bp | Kinder Morgan | ConocoPhillips | Amtrak | SpaceX |
| Exide Technologies, Georgia-Pacific | nationalgrid | Dow | Plains All American Pipeline, L.P. | Marathon Oil Corporation | BNSF Railway | Genentech |
| Honeywell, Solvay | Southern Company | Phillips 66, Valero | TransCanada | Statoil | CSX, Union Pacific | |

(1) Revenue excludes all domestic environmental services customers <$30,000.

# Numerous Drivers of Growth

### 4 Established Acquisition Platform

- ✓ Successfully integrated 10 acquisitions since 2013 – avg. ~4.0x[(1)] multiple
- ✓ Extensive acquisition pipeline of transformative and bolt-on targets
- ✓ Acquire ICNs to increase self-performed response and enhance margins

### 3 Near-Term Waste Expansion

- ✓ Customers pulling NRC into Permian Basin to support existing activities
- ✓ Exceptional unit economics and rapid payback period
- ✓ Significant experience designing, permitting & operating landfills

### 2 National Corporate Account Growth

- ✓ Offer national and regional accounts that require diverse service capabilities
- ✓ Launching new Global Emergency Response Program
- ✓ Significant cross-selling opportunities – only 5% of clients use 3+ services

### 1 Multi-Pronged Standby Services Growth

- ✓ Proven ability to increase contracted retainers with unmatched retention
- ✓ Increasing "tolling" revenue and roll-out of Global Response Services
- ✓ First-mover advantage in newly privatized Mexican oil & gas markets

(1) EV / EBITDA multiples based on pro forma LTM adjusted EBITDA.

# Standby Services Market Overview

## > Commercial Standby Services Provider with 75% Market Share in Core Markets

### Market Overview

- Legislation enacted post-Exxon-Valdez (OPA-90) requires onshore and offshore facilities and vessels carrying oil or a derivative to have a plan for "worst case discharge". Regulatory mandated by US Coast Guard & EPA.
- NRC Group's Standby segment is the only global commercial provider of oil spill response services (OSRO) and has been around for over 20 years. Annual retainer fees with historically a 99% customer retention. If spill event happens, additional fees charged to respond.
- High barriers to entry driven by high cost of failure, necessity of scale, and regulatory certification requirements. Reputation & safety record matters.

### Attractive Secular Trends and Growth Opportunities

- Continued growth in domestic oil & gas production, together with emergence of U.S. crude export market, driving growth in vessel and tanker voyages
- Market potential in new geographies, including Mexico, as well as new sales initiatives targeting ability to offer current and prospective customers broader suite of services

### U.S. Crude Oil Exports & Production[(1)]



Thousand Barrels
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Thousand Barrels per Day
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
U.S. Crude Oil Exports
U.S. Crude Oil Production

### U.S. Refinery Capacity[(2)]



Million Bbls / Day
35
30
25
20
15
10
5
0
24.1 24.4 24.6 24.8 24.8 25.0 25.3 25.6 25.9 26.1 26.1 29.3 29.8 29.2 30.0 30.2 30.2 30.6 31.0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Operable Crude Distillation Capacity
Conversion Capacity

(1) Source: U.S. Energy Information Administration.
(2) Source: U.S. Energy Information Administration. Represents U.S. Refinery Annual Operable Atmospheric Crude Oil Distillation Capacity (Barrels per Stream Day), and U.S. Refinery Catalytic Reforming, Catalytic Cracking, and Catalytic Hydrocracking Downstream Charge Capacity (Barrels per Calendar Day).

# Environmental Services Market Overview

## > Regulatory and End Market Dynamics Position NRC for Sustained Growth

### Supportive End-Market Conditions & Outlook

- Robust and increasing EH&S regulatory requirements provide fundamental support to the environmental services market
- Stable projected growth in activity across a broad set of industrial subsectors support growing demand for environmental services
- In addition to maintenance requirements, there are a stable number of environmental incidents that occur each year

### $17 Billion Addressable Market(1)


Site Remediation 50%
Building Remediation 26%
Environmental Emergency Response 13%
Other Services 11%

### U.S. Manufacturing Purchasing Managers' Index(2)


57
56
55
54
53
52
51
50
Apr-16
Jun-16
Aug-16
Oct-16
Dec-16
Feb-17
Apr-17
Jun-17
Aug-17
Oct-17
Dec-17
Feb-18
Apr-18
Jun-18
Aug-18

### Stability of Reported U.S. Environmental Incidents(3)


Average: ~30,000 incidents per year
Number of Reported Incidents
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

(1) Source: IBISWorld.
(2) Source: IHS Markit.
(3) Source: National Response Center; note, not all incidents are reported to the National Response Center.

NRCG

# Waste Disposal Market Overview

## > Industry and Capex Dynamics Position NRC to Achieve Outsized Growth

### Supportive End-Market Conditions & Outlook

- Steadily increasing focus on environmental stewardship
- Waste streams are regulated by federal and state laws that require proper disposal according to stringent requirements
  - Operators find the waste regulatory requirements too complicated or capital intensive to keep in-house
- Company is well-positioned to capitalize on increased activity in core markets (e.g., Permian and Eagle Ford)
- Reliable waste disposal services are critical to E&P operations, yet represent a modest portion of total costs

### West Texas Drives Oilfield Demand[1]



US Horizontal Rigs
100%
80%
60%
40%
20%
0%
140
120
100
80
60
40
20
0
Feet Drilled (millions)
2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Eagle Ford + Permian
Rest of US
Eagle Ford
Permian

### Karnes vs. Top Producing Counties[2] *( million bbls)*



Eagle Ford
100
80
60
40
20
0
80
58
51
36
35
Karnes
De Witt
La Salle
McMullen
Gonzales



Permian
100
80
60
40
20
0
80
73
49
46
46
Karnes
Midland
Martin
Upton
Reeves

### E&P Capex Budgets Offer Substantial Upside

| *($ in billions)* | 2016A | 2017A | 2018E | '16/'17 $ Change | '16/'17 % Change | '17/'18E $ Change | '17/'18E % Change |
|---|---|---|---|---|---|---|---|
| Permian | $17 | $27 | $33 | $9 | 53% | $7 | 24% |
| Eagle Ford | $9 | $12 | $15 | $3 | 33% | 3 | 26% |
| Marcellus / Utica | $8 | $13 | $13 | $5 | 55% | 1 | 4% |
| Bakken | $7 | $8 | $10 | $2 | 28% | 2 | 24% |
| Niobrara | $3 | $5 | $6 | $2 | 61% | 1 | 18% |
| Top Five Unconventional | $44 | $65 | $78 | $21 | 46% | $13 | 20% |
| Other U.S. Unconventional | $10 | $13 | $16 | $3 | 29% | 3 | 21% |
| Total U.S. Unconventional | $54 | $78 | $93 | $23 | 43% | $16 | 20% |

(1) Source: Spears.
(2) Represents cumulative production volume in 2016.

NRCG

# Waste Disposal Market Overview (cont'd)

## > Sustainable Improvements in Shale Economics Driven by Lower Lifting Costs

**Eagle Ford Breakeven** *($ / bbl)*



Breakeven costs have continued to move lower driven primarily by advances in technology, efficiency gains, and well performance
$100
$80
$60
$40
$20
$0
$78
$68
$67
$55
$45
$40
$37
$36
2012
2013
2014
2015
1H16
2H16
1H17
Current

**Oil Breakevens by Basin**[(1)] *($ / bbl)*



Company's Karnes Facility is strategically located in the core of the oil window of the Eagle Ford – the one-year forward curve is currently 108% above this break-even price per barrel
WTI Forward Price
$100
$80
$60
$40
$20
$0
$32 $32 $35 $35 $35 $35 $36 $36 $37 $38 $38 $39 $41 $42 $43 $43 $44 $46 $47 $47 $49 $49 $51 $54 $61 $66 $84
Lr Spraberry - Midland
Wolfcamp A - Midland
Niobrara - Extended Lateral
STACK Oil
Wolfcamp A - Delaware…
Wolfcamp B - N. Midland
Eagle Ford - Oil Window
Bakken Shale - Core
STACK - Condensate
Niobrara - Regular Lateral
2nd Bone Spring
Wolfcamp - S. Delaware
Wolfcamp B - Midland
Power River Basin (Parkman)
3rd Bone Spring
NM Shelf - Yeso
Uinta - Green River
Three Forks
Eagle Ford - Liquids Rich
SCOOP Oil
SCOOP Condensate XL
Bakken Shale - Non Core
Avalon / Leonard Shale
Springer
Mississippian Horizontal
Utica - Condensate
Tuscaloosa Marine Shale
Permian
Eagle Ford
Other
Company Operating Areas

Source: Wall Street Research.
(1) At 15% ATAX IRR.

# Near-Term Waste Disposal Expansion

## > Strategically Located Sites to Support Existing Customers' Demand

### Commentary

- Currently in various stages of development on three waste disposal sites in the Permian Basin, providing strategic access to customers in the Delaware and Midland Basins
  - Currently under construction on 2 facilities (Reagan & Coyanosa) and 1 pending (Andrews)
  - Permian Basin represents the most attractive market in North America with substantial ongoing investment from blue-chip customers

### Reagan Facility (Midland Basin) – Construction Underway

- Reagan Facility is expected to commence operations in Q2-19
  - 180 acres permitted in 7 cells; own an additional 440 acres
- Existing customer base and experience from Karnes Facility provide:
  - Ongoing key customer relationships
  - Accelerated revenue ramp
  - High visibility into capital and operating costs

### Coyanosa (Delaware Basin) – Construction Underway

- Coyanosa Facility is expected to commence operations in Q2-19
  - 210 acres owned and permitted in 7 cells
- Ahead of schedule from Q32018 estimate

### Permian Basin – Facility Locations



Lubbock
Dallas
Austin
San Antonio
Andrews, TX
(2020 target start)
Reagan County
(Q2 2019 start)
Coyanosa, TX
(Q2 2019 start)
Legend
Karnes Facility (Current)
Near-Term Expansion
Horizontal Oil
Horizontal Gas

### Andrews (Midland Basin) – Permit Pending (2019)

- Andrews is expected to commence operations 2020
  - Expecting permit approvals by year-end 2019
  - Land currently under option agreement
  - Construction expected late 2019 / early Q1 2020 (permit filed and expected in Q2 2020) with full operations in 2020

(1) Based on NRC management estimates. If new facilities achieved a similar ramp in volume and market share as the existing Karnes facility, annual adjusted EBITDA would be expected to exceed these estimates.

# Competitive Advantages

- ✓ Comprehensive Suite of Specialized Services
- ✓ National Scale with Global Service Capabilities
- ✓ Significant Barriers to Entry
- ✓ Highly Recurring, Non-Discretionary Demand
- ✓ Attractive Market Opportunity
- ✓ Exceptional Cash Flow Generation
- ✓ Multi-Pronged Growth Strategy
- ✓ Established Acquisition Platform
- ✓ Experienced Management Team

# Benchmarking to Peers – Valuation

**NRCG at a Discount to Peers Despite Premium Business**

### 2017 – 2019E Revenue CAGR



12%
8%
4%
0%
11%
4%
8%
2%
10%
7%
4%
Mean
6%

### 2017 – 2019E Adjusted EBITDA CAGR



30%
20%
10%
0%
26%
7%
11%
4%
13%
9%
5%
Mean
8%

### EV / 2018E Adjusted EBITDA



16.0x
12.0x
8.0x
4.0x
0.0x
8.4x
11.1x
10.7x
12.0x
13.2x
12.5x
Mean
12.7x

### EV / 2019E Adjusted EBITDA



20.0x
16.0x
12.0x
8.0x
4.0x
0.0x
6.9x
9.6x
9.9x
11.3x
11.4x
15.3x
12.0x
Mean
11.6x

Source: NRCG management projections, Company Public Filings, CapitalIQ as of March 2019.
Note: Projections for public peers based on consensus Wall Street Research estimates from CapitalIQ.
Note: NRCG presented on a pro forma basis for intra-period acquisitions and NRCG EV includes $103m of Convertible preferred stock.

# NRCG Capital Structure

| *($ in millions, except per-share data)* | As of 12/31/18 | Comments |
|---|---|---|
| Cash | $18.4 | |
| Revolving Credit Facility | $10.0 | $45M Commitment ($35M Undrawn) |
| Senior Term Loan [(1)] | $341.4 | Includes $35M Incremental issued Oct 2, 2018 |
| Equipment Loan | $0.8 | |
| Total Debt | $352.2 | |
| *Total Net Debt* | *$333.8* | |
| Convertible Preferred | $103.0 | Convertible at $12.50 per share; quarterly dividend at 7% annualized rate |
| Warrants | 19.2 | Strike Price of $11.50 per share |
| Common (shares) | 36.9 | |

(1) Gross of issuance costs.

# NRCG – 2018 Income Statement

| | Years Ended December 31, 2018 | 2017 |
|---|---|---|
| Operating revenue | $ 360,170 | $ 277,631 |
| Costs and expenses | | |
| Operating expenses, including cost of revenue (exclusive of depreciation and amortization) | 242,208 | 185,484 |
| General and administrative expenses | 53,144 | 39,410 |
| Depreciation and amortization | 30,205 | 26,148 |
| Goodwill and intangible assets impairment expense | - | - |
| Management fees | 1,397 | 1,836 |
| Acquisition expenses | 52,302 | 484 |
| Change in fair value of contingent consideration | (1,279) | - |
| Other expense, net | 3,658 | 3,629 |
| Total costs and expenses | 381,635 | 256,991 |
| Operating income (loss) | (21,465) | 20,640 |
| Other income (expenses) | | |
| Interest income | - | 7 |
| Interest expense | (22,122) | (14,033) |
| Foreign currency transaction gain (loss) | 50 | (402) |
| Loss on debt extinguishment | (3,610) | (93) |
| Other income | 187 | - |
| Total other expenses, net | (25,495) | (14,521) |
| Income (loss) before income taxes | (46,960) | 6,119 |
| Income tax (benefit) expense | 297 | 447 |
| Net income (loss) | $ (47,257) | $ 5,672 |
| Other comprehensive income (loss), net of tax | | |
| Foreign currency translation income (loss) | (1,234) | 647 |
| Total other comprehensive income (loss) | (1,234) | 647 |
| Comprehensive income (loss) | $ (48,491) | $ 6,319 |
| Net income (loss) | $ (47,257) | $ 5,672 |
| Less dividend on Series A convertible preferred stock | (1,511) | - |
| Net income (loss) attributable to common shareholders | $ (48,768) | $ 5,672 |
| Net income (loss) per share, basic and diluted | $ (1.95) | $ 0.26 |
| Weighted average common shares outstanding, basic and diluted | 25,002,978 | 21,873,680 |
| Dividends declared per Series A convertible preferred share | $ 1.44 | $ - |

# NRCG – 2018 Balance Sheet

| | December 31, 2018 | December 31, 2017 |
|---|---|---|
| **ASSETS** | | |
| Current assets | | |
| Cash and cash equivalents | $ 18,365 | $ 10,570 |
| Receivables: | | |
| Trade, net of allowance for doubtful accounts of $0.9 million and $0.9 million , respectively | 102,709 | 83,976 |
| Other | 1,112 | 2,167 |
| Inventory | 7,257 | 6,827 |
| Prepaid expenses and other current assets | 4,692 | 4,035 |
| **Total current assets** | **134,135** | **107,575** |
| Property and equipment, net | 122,565 | 106,169 |
| Goodwill | 51,417 | 37,005 |
| Intangible assets, net of accumulated amortization of $34.5 million and $28.5 million, respectively | 64,614 | 50,080 |
| Other assets | 3,396 | 1,276 |
| **Total assets** | **$ 376,127** | **$ 302,105** |
| **LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)** | | |
| Current liabilities | | |
| Accounts payable | $ 36,171 | $ 32,420 |
| Accrued expenses | 10,644 | 9,704 |
| Accrued wages and benefits | 4,858 | 3,777 |
| Contingent consideration | 2,470 | - |
| Deferred revenue | 1,199 | 2,012 |
| Other current liabilities | - | 1,152 |
| Current portion of term loans | 3,431 | 5,510 |
| Current portion of equipment loan | 737 | 500 |
| Borrowings outstanding under revolving credit agreements | 10,000 | 8,211 |
| Accrued dividend on Series A convertible preferred stock | 1,511 | - |
| Total current liabilities | **71,021** | **63,286** |
| Contingent consideration, net of current portion | 3,846 | 4,132 |
| Term loans, net of current portion and deferred financing costs | 330,104 | 188,473 |
| Equipment loan, net of current portion | 78 | 556 |
| Deferred taxes | - | 241 |
| Asset retirement obligation | 1,379 | 650 |
| Other long-term liabilities | 1,243 | 1,668 |
| **Total liabilities** | **407,671** | **259,006** |
| **Commitments and contingencies** | | |
| **Shareholders' Equity (Deficit)** | | |
| Series A Convertible Preferred Stock, par value $0.0001; 5,000,000 shares authorized; 1,050,000 issued with a liquidation preference of $105,000 as of December 31, 2018. No shares authorized and issued as of December 31, 2017. | 102,967 | - |
| Common stock, par value $0.0001; 200,000,000 shares authorized; 36,902,544 and 21,873,680 shares issued and outstanding as of December 31, 2018 and December 31, 2017, respectively. | 4 | 2 |
| Additional paid in capital | 14,595 | 142,205 |
| Accumulated deficit | (142,573) | (93,805) |
| Accumulated other comprehensive loss | (6,537) | (5,303) |
| Total shareholders' equity (deficit) | **(31,544)** | **43,099** |
| **Total liabilities and shareholders' equity (deficit)** | **$ 376,127** | **$ 302,105** |

# NRCG – 2018 Statement of Cash Flows

| | Years Ended December 31, | | |
|---|---|---|---|
| | 2018 | 2017 | 2016 |
| Cash Flows from Operating Activities: | | | |
| Net (loss) income | $ (47,257) | $ 5,672 | $(49,146) |
| Adjustments to reconcile net income/(loss) to net cash (used in) provided by operating activities: | | | |
| Depreciation of property and equipment | 23,963 | 20,380 | 22,370 |
| Amortization of intangible assets | 6,242 | 5,768 | 10,103 |
| Accretion of asset retirement obligation | 78 | - | - |
| Amortization of deferred financing costs | 1,266 | 1,244 | 1,146 |
| Bad debt expense | 347 | 146 | 576 |
| Change in fair value of contingent consideration | (1,279) | - | - |
| Deferred income tax provision | (1,478) | (10) | (3,788) |
| Realized (gain) loss from equipment sales or retirements | (187) | 21 | 772 |
| Loss on extinguishment of debt | 3,610 | 93 | - |
| Goodwill and intangible assets impairment expense | - | - | 24,882 |
| Changes in operating assets and liabilities, net of acquisitions: | | | |
| Trade and other receivables | (1,958) | (32,010) | 10,854 |
| Inventories | (337) | 1,372 | (2) |
| Prepaid expenses | (35) | (300) | 83 |
| Other assets | (176) | (245) | (312) |
| Accounts payable and accrued expenses | (6,328) | 18,243 | (5,656) |
| Accrued wages and benefits | 1,036 | (618) | 1,621 |
| Deferred revenue | (813) | (1,344) | (679) |
| Other current liabilities including current income taxes | (623) | (1,419) | (4,863) |
| Other liabilities | (1,982) | 43 | 37 |
| Net cash (used in) provided by operating activities | (25,911) | 17,036 | 7,998 |
| Cash used in investing activities: | | | |
| Acquisition of business, net of cash acquired | (51,415) | - | (29,087) |
| Capital expenditures | (24,643) | (20,986) | (12,282) |
| Proceeds from the sale of property and equipment | 370 | 109 | 672 |
| Acquisition of land from related party | (500) | - | - |
| Net cash used in investing activities: | (76,188) | (20,877) | (40,697) |
| Cash provided by (used in) financing activities: | | | |
| Issuance of Series A Convertible Preferred Stock | 102,967 | - | - |
| Issuance of common stock | 39,585 | - | - |
| Borrowings from term loans | 343,000 | 18,000 | - |
| Principal payments on term loans | (198,785) | (22,741) | (8,107) |
| Borrowings from revolving credit facilities | 15,283 | 3,961 | 2,269 |
| Repayments of borrowing from revolving credit facilities | (13,494) | (2,740) | (655) |
| Borrowings from equipment loans | 1,814 | - | - |
| Principal payments on equipment loans | (2,055) | (1,969) | (539) |
| Payments of debt issuance costs | (10,556) | (239) | - |
| Dividend distribution to JFL | (86,543) | - | - |
| Capital contributions | 22,817 | 4,121 | 37,350 |
| Distributions to JFL in connection with the reverse merger | (103,467) | - | - |
| Net cash provided by (used in) financing activities: | 110,566 | (1,607) | 30,318 |

# Adjusted EBITDA & Free Cash Flow Reconciliation

| ($ thousands) | For the Quarter Ended December 31, 2018 | For the Quarter Ended December 31, 2017 | For the Years Ended December 31, 2018 | For the Years Ended December 31, 2017 |
|---|---|---|---|---|
| **Net cash provided by operating activities** | **(40,481)** | **6,501** | **(25,911)** | **17,036** |
| Depreciation of property and equipment | (6,649) | (5,383) | (23,963) | (20,380) |
| Amortization of intangible assets | (1,883) | (1,420) | (6,242) | (5,768) |
| Accretion of asset retirement obligation | (26) | - | (78) | - |
| Amortization of deferred financing costs | (29) | (348) | (1,266) | (1,244) |
| Bad debt expense | 76 | 89 | (347) | (146) |
| Change in fair value of contingent consideration | 1,279 | - | 1,279 | - |
| Deferred income tax provision | 1,546 | 3 | 1,478 | 10 |
| Realized loss (gain) from equipment sales or retirements | 187 | (27) | 187 | (21) |
| Loss on extinguishment of debt | (890) | (93) | (3,610) | (93) |
| Goodwill and intangible assets impairment expense | - | - | - | - |
| Changes in operating assets and liabilities, net of acquisition: | 1,060 | 8,328 | 11,216 | 16,278 |
| **Net income (loss)** [1] | **(45,810)** | **7,650** | **(47,257)** | **5,672** |
| Total income tax expense (benefit) | 586 | 228 | 297 | 447 |
| Interest income | - | (1) | - | (7) |
| Interest expense | 8,448 | 3,593 | 22,122 | 14,126 |
| Foreign currency transaction gain (loss) | (76) | (383) | (50) | - |
| Loss on debt extinguishment | 890 | 402 | 3,610 | 402 |
| Change in fair value of contingent consideration | (1,279) | - | (1,279) | - |
| Other expense, net | (191) | (31) | (187) | - |
| Operating income (loss) | (37,432) | 11,458 | (22,744) | 20,640 |
| Depreciation and amortization | 8,532 | 6,803 | 30,205 | 26,148 |
| **EBITDA** | **(28,900)** | **18,261** | **7,461** | **46,788** |
| Management fees | 2 | (173) | 1,397 | 1,036 |
| Impairment expense of goodwill and intangible assets | - | - | - | - |
| Acquisition Transaction expenses | 47,974 | 126 | 52,302 | 582 |
| Transition expenses and extraordinary items [2] | 2,612 | 2,127 | 5,483 | 4,667 |
| Pre-NRC EBITDA contribution [3] | 4,194 | 1,313 | 2,486 | (473) |
| Restructuring and Large Event Adjustments [4] | 625 | 2,003 | 4,217 | 5,192 |
| Estimated SWS Acquisition Synergies [5] | 874 | 962 | 3,759 | 3,846 |
| Expenses not in the normal course of business [6] | 769 | 1,453 | 1,573 | 3,150 |
| Reorganization Adjustments [7] | 3,256 | (1,504) | 10,127 | 4,397 |
| Reclassification items [8] | 0 | (342) | 2,313 | (342) |
| Total Adjustments | 60,307 | 5,966 | 83,657 | 22,056 |
| **Adjusted EBITDA, per Credit Agreement** | **$ 31,407** | **$ 24,227** | **$ 91,118** | **$ 68,844** |
| Capital Expenditures | | | | |
| Total Capex | 8,805 | 7,208 | 24,643 | 20,986 |
| Less: One-time Waste Disposal Investment | (5,164) | - | (6,896) | - |
| Adj. Capex | 3,641 | 7,208 | 17,747 | 20,986 |
| Adj. EBITDA less Adj. Capex | 27,766 | 17,019 | 73,371 | 47,858 |
| *Free Cash Flow Conversion* | *88%* | *70%* | *81%* | *70%* |

Footnotes

[1] GAAP net income.

[2] Consists of one-time set-up costs for growth opportunities in Mexico, senior management placement fees, as well as expenses related to add-on acquisitions such as severance, one-time legal, rebranding, and closure costs.

[3] Stub period reported EBITDA of certain NRC acquisitions prior to NRC acquisition.

[4] NRC normalized results from SoCal and New England regions, which underwent material reorganization starting in April 2017. These adjustments are evidenced by increased performance in Q1 2018 vs. Q1 2017. This also includes the savings from terminating SWS corporate employees as well as the remaining financial results associated with the closed SWS service centers. Sprint normalized results consist of the impact of Hurricane Harvey-related closure of the Karnes Facility and temporarily low margins during the start-up phase of the Pecos facility.

[5] Consists of identified hard cost savings from planned headcount reductions, insurance savings and purchasing efficiencies from integration the SWS acquisition. Actions have taken or are currently taking place.

[6] NRC includes identified one-time, non-recurring expenses including severance, consulting, lawsuit settlement and other expenses not anticipated to occur in future periods. Sprint consists of extraordinary, non-recurring items including ad-back of landfill rental equipment that has been purchased and start-up costs for a new yard.

[7] NRC consists of savings realized from cost reduction initiatives completed in the PNW, NoCal and East regions, including headcount reductions and procurement along with a reduction-in-force completed in April 2018 and Sept 2018. Sprint consists of the impact of price increases implemented by Sprint since late 2017 at the Karnes Facility as well as the removal of non-recurring operating costs associated with the disposal pit.

[8] Consists of out-of-period timing adjustments and reclassification of capitalized leases stemming from the PCAOB audit which are not applicable under the Credit Agreement.

NRCG

# Pro Forma Revenue Reconciliation

**Pro Forma Revenue Bridge** ***($ in millions)***


$360
$1
$21
$7
$389
2018
Clean Line
SWS
Quail Run
2018 Pro Forma

- 2018 Pro Forma Revenue includes full year benefit of all acquisitions (Clean Line, SWS, and Quail Run) as if acquisition commenced on Jan 1, 2018.
- **Clean Line** – acquired March 27, 2018.
- **Domestic ES** – acquired May 14, 2018.
- **Quail Run** – acquired October 2, 2018.

# Adj. Net Income Reconciliation

**Adj. Net Income Bridge** ***($ in millions)***



$5 *Adj. EPS*[1] *– $0.20*
$26
$2
$19
$6
($47)
*EPS*[1] *– ($1.89)*
2018 Reported Net Income
Acquisition Related Expenses
NRC Transaction Expenses
SPAC Related Deal Costs
Misc. Deal Expenses
2018 Adjusted Net Income

## Management Commentary

- **Acquisition Related Expenses** – deal costs related to the acquisitions of Clean Line, SWS, and Quail Run
- **NRC Transaction Expenses** – combination of NRC and Sprint
- **SPAC Related Deal Costs** – the Business Combination
- **Misc. Deal Expenses** – one-time, non-recurring expenses related to non-completed transactions

1) EPS based on diluted share count of approximately 25.0 million average shares in 2018; excluding dividend on Series A convertible preferred stock.

NRCG

# CONTACT:

Liolios Group, Investor Relations
Cody Slach
949.574.3860
NRCG@Liolios.com


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